UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2022
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GENOCEA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36289	51-0596811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Acorn Park Drive, 5th Floor
Cambridge, MA 02140
(Address of principal executive offices, including zip code)
(617) 876-8191
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	GNCA	Nasdaq	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 3, 2022, the Board of Directors (the “Board”) of Genocea Biosciences, Inc. (the "Company") elected John Lunger to the Board as an independent director, effective March 3, 2022. Mr. Lunger will be a Class III director of the Company and will be nominated for re-election at the annual meeting of the stockholders of the Company to be held in 2023.
Mr. Lunger is currently Chief Patient Supply Officer at Adaptimmune, leading the teams responsible for producing and delivering products to patients, accelerating supply execution and optimizing the supply chain to be ready for commercialization. Before joining Adaptimmune, Mr. Lunger was Head of Supply Chain and Commercial Product Supply at Merrimack Pharmaceuticals. Earlier in his career, he held various senior manufacturing, operational and strategy roles at VWR International, Pfizer and Wyeth Pharmaceuticals.
Mr. Lunger will receive compensation from the Company for his service as a director in accordance with the Company’s non-employee director compensation policy, including an annual director fee of $35,000. Pursuant to the Company’s non-employee director compensation policy and its 2014 Equity Incentive Plan and non-qualified stock option award agreement, Mr. Lunger received an award of stock options to purchase 30,000 shares of the Company’s common stock on March 3, 2022.
In accordance with the Company’s customary practice, the Company has entered into an indemnification agreement with Mr. Lunger, which requires the Company to indemnify him against certain liabilities that may arise in connection with his status or service as a director. The indemnification agreement also provides for an advancement of expenses incurred by Mr. Lunger in connection with any proceeding relating to his status as a director. The foregoing description is qualified in its entirety by the full text of the form of indemnification agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-193043), and which is incorporated herein by reference.
There is no arrangement or understanding between Mr. Lunger and any other person pursuant to which Mr. Lunger was selected as a director. Other than as described above, there are no transactions involving Mr. Lunger requiring disclosure under Item 404(a) of Regulation S-K of the SEC.
A press release announcing Mr. Lunger’s election to the Board is filed as Exhibit 99.1 hereto.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release issued by Genocea Biosciences, Inc. on March 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENOCEA BIOSCIENCES, INC.

By:	/s/ DIANTHA DUVALL
Diantha Duvall
Chief Financial Officer
(Principal Financial Officer)
Date: March 7, 2022